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                               THIRD AMENDMENT TO
                 $100,000,000 364 DAY REVOLVING CREDIT AGREEMENT

         THIS THIRD AMENDMENT, dated as of April 19, 2002, amends and modifies a certain $100,000,000 364 Day Revolving Credit Agreement, dated as of November 22, 2000, as amended by an Amendment dated as of November 20, 2001 and by Second Amendment dated as of February 20, 2002 (as so amended, the "Credit Agreement"), between ALLEGHANY CORPORATION (the "Borrower") and U.S. BANK NATIONAL ASSOCIATION, as the sole Bank under the Credit Agreement and as the Agent (the "Agent"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

         FOR VALUE RECEIVED, the Borrower, the Banks and the Agent agree that the Credit Agreement is amended as follows.

                  ARTICLE I - AMENDMENT TO THE CREDIT AGREEMENT


                  1.1 Revolving Commitment Ending Date. Section 2.11 is amended by deleting "April 20, 2002" and inserting "May 20, 2002" in place thereof.

                  1.2 Construction. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Third Amendment.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES

         To induce the Banks and the Agent to enter into this Third Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Banks and the Agent that it is duly authorized to execute and deliver this Third Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Third Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms.

                       ARTICLE III - CONDITIONS PRECEDENT

         This Third Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Third Amendment is subject to the satisfaction of each of the following conditions precedent:

                  3.1 Warranties. Before and after giving effect to this Third Amendment, the representations and warranties in Article IV of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Third Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.
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                  3.2 Defaults. Before and after giving effect to this Third
Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Third Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

                              ARTICLE IV - GENERAL

                  4.1 Expenses. The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by this Agent in the preparation, negotiation and execution of this Third Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Third Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  4.2 Counterparts. This Third Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  4.3 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  4.4 Law. This Third Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

                  4.5 Successors; Enforceability. This Third Amendment shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                            (signature page follows)


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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:      /s/  Sam P. Pepper


                                        Title:     Vice President

                                        ALLEGHANY CORPORATION

                                        By:     /s/ Peter R. Sismondo

                                        Title:     Vice President


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